PRESS RELEASE FOR IMMEDIATE RELEASE Contact: Jason H. Weber EVP/Treasurer & Chief Financial Officer 717.339.5090 jweber@acnb.com ACNB CORPORATION REPORTS RECORD 2026 SECOND QUARTER FINANCIAL RESULTS GETTYSBURG, PA, July 23, 2026 --- ACNB Corporation (NASDAQ: ACNB) (“ACNB” or the “Corporation”), financial holding company for ACNB Bank and ACNB Insurance Services, Inc., announced net income of $15.2 million, or $1.49 diluted earnings per share, for the three months ended June 30, 2026 compared to net income of $13.7 million, or $1.32 diluted earnings per share, for the three months ended March 31, 2026 and compared to net income of $11.6 million, or $1.11 diluted earnings per share, for the three months ended June 30, 2025. The financial results for the three months ended June 30, 2025 were impacted by after-tax merger-related expenses of $1.5 million related to the acquisition of Traditions Bancorp, Inc. which was completed on February 1, 2025 (“Acquisition”). 2026 Second Quarter Highlights • Return on average assets was 1.85% and return on average equity was 14.54% for the three months ended June 30, 2026 • Fully taxable equivalent (“FTE”) net interest margin was 4.56% for the three months ended June 30, 2026 compared to 4.46% for the three months ended March 31, 2026 and 4.21% for the three months ended June 30, 2025 • Total loans outstanding were $2.40 billion at June 30, 2026, an increase of 2.1% from March 31, 2026; equating to an annualized growth rate of 8.6% • Total noninterest-bearing deposits were $600.7 million at June 30, 2026, an increase of 4.3% from March 31, 2026; equating to an annualized growth rate of 18.3% • Tangible common equity to tangible assets ratio1 of 10.47% at June 30, 2026 compared to 10.67% at March 31, 2026 and 9.65% at June 30, 2025 • ACNB repurchased 179,407 shares of ACNB common stock in open market transactions during the three months ended June 30, 2026 at a weighted average price of $50.79 per share. There are 253,692 shares remaining in the current plan Exhibit 99.1 1 Non-GAAP financial measure. Please refer to the calculation on the page titled “Non-GAAP Reconciliation” at the end of this document.

• ACNB paid a regular quarterly cash dividend of $0.42 during the three months ended June 30, 2026, a 10.5% increase, or $0.04, over the $0.38 cash dividend paid during the three months ended March 31, 2026, and a 23.5% increase over the $0.34 paid during the three months ended June 30, 2025. In addition to the regular dividend, ACNB paid a one-time special cash dividend of $0.50 per share during the three months ended June 30, 2026 “Our record setting second quarter performance reflects the successful execution of our strategic priorities and the strength of our balanced business model. Record earnings, strong loan production, stable asset quality, and robust noninterest-bearing deposit growth demonstrate the resilience of our franchise and our ability to deliver consistent value for our shareholders,” said James P. Helt, ACNB Corporation President and Chief Executive Officer. “During the quarter, we were pleased to increase our regular quarterly cash dividend, declare a special dividend and continue our share repurchase program, reflecting both our strong financial position and confidence in the long-term outlook for the Company. These results are driven by the exceptional commitment of our employees, whose focus on serving our customers and communities continues to differentiate our organization. Their dedication to executing our strategic plan enables us to deepen customer relationships, capitalize on growth opportunities, and strengthen our competitive position.” Mr. Helt continued, “As we look ahead, we remain committed to disciplined growth, prudent risk management, and delivering sustainable long-term shareholder value while advancing our vision of being the financial provider of choice in the markets we serve.” Net Interest Income and Margin Net interest income for the three months ended June 30, 2026 totaled $34.0 million, an increase of $1.5 million from the three months ended March 31, 2026 and an increase of $3.0 million from the three months ended June 30, 2025. The increases were driven primarily by loan growth, new loans and investment securities funded during the quarter at higher rates than those that paid off or matured, and the continued benefit of lower funding costs. In addition, the yield on investment securities during the quarter compared to the same quarter in the prior year was impacted by a repositioning of the investment securities portfolio completed during the three months ended December 31, 2025. The accretion impact of acquisition accounting adjustments on loans and deposits from the Acquisition was $1.8 million, $1.9 million and $2.2 million for the three months ended June 30, 2026, the three months ended March 31, 2026 and the three months ended June 30, 2025, respectively. ACNB Corporation Press Release/2026 Second Quarter Financial Results July 23, 2026 Page 2 of 14

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 3 of 14

	Three Months Ended						June 2026 vs. March 2026 Variance		June 2026 vs. June 2025 Variance	
	June 30, 2026		March 31, 2026		June 30, 2025					
(Dollars in thousands)	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate	Average Balance	Yield/ Rate
ASSETS										
Total Loans[1]	**$2,401,287**	**6.40 %**	$2,346,807	6.35 %	$2,355,332	6.29 %	$ 54,480	0.05 %	$ 45,955	0.11 %
Total Investments[2]	**546,267**	**3.68**	550,257	3.66	537,194	2.95	(3,990)	0.02	9,073	0.73
Total Earning Assets	**3,003,725**	**5.86**	2,973,833	5.78	2,969,874	5.64	29,892	0.08	33,851	0.22
Total Assets	**3,289,674**		3,255,013		3,258,512		34,661		31,162	
LIABILITIES										
Total Interest-Bearing Deposits	**$1,951,477**	**1.36 %**	$1,914,287	1.35 %	$1,965,483	1.49 %	$ 37,190	0.01 %	$ (14,006)	(0.13)%
Noninterest-bearing demand deposits	**583,453**		554,591		563,321		28,862		20,132	
Total Borrowings	**288,304**	**4.27**	318,442	4.24	299,862	4.39	(30,138)	0.03	(11,558)	(0.12)
Total Interest-Bearing Liabilities	**2,239,781**	**1.73**	2,232,729	1.77	2,265,345	1.87	7,052	(0.04)	(25,564)	(0.14)
Total Liabilities and Stockholders' Equity	**3,289,674**		3,255,013		3,258,512		34,661		31,162	
FTE Net Interest Margin		**4.56%**		4.46 %		4.21%		0.10 %		0.35 %

<u>Three months ended June 30, 2026 compared to three months ended March 31, 2026</u>

The FTE net interest margin increased 10 basis points from the three months ended March 31, 2026 driven primarily by loan growth, new loans and investment securities funded during the quarter at higher rates than those that paid off or matured, and the continued benefit of lower funding costs.

- Average loan balances increased $54.5 million, driven primarily by growth in the commercial real estate portfolio
- The yields on average loans and average investment securities increased 5 and 2 basis points, respectively, driven primarily by new loans and investment securities funded during the quarter at higher rates than those that paid off or matured
- Average noninterest-bearing deposits increased $28.9 million driven primarily by promotional incentives on commercial checking accounts

<u>Three months ended June 30, 2026 compared to three months ended June 30, 2025</u>

The FTE net interest margin increased 35 basis points from the three months ended June 30, 2025 driven primarily by loan growth, new loans and investment securities funded during the quarter at higher rates than those that paid off or matured, and the continued benefit of lower funding costs. In addition, the repositioning of the investment securities portfolio completed during the three months ended December 31, 2025 contributed to higher yields.

- Average loan balances increased $46.0 million driven primarily by growth in the commercial real estate portfolio
- The yields on average loans and average investment securities increased 11 and 73 basis points, respectively, driven primarily by new loans and investment securities funded during the quarter at higher rates than those that paid off or matured and the repositioning of the investment securities portfolio completed during the three months ended December 31, 2025

---

[1] Average balances include non-accrual loans and are net of unearned income.
[2] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 4 of 14

- Average noninterest-bearing deposits increased $20.1 million driven primarily by promotional incentives on commercial checking accounts
- Average interest-bearing deposits decreased $14.0 million primarily as a result of attrition of higher cost money market deposits from the Acquisition

Noninterest Income

	Three Months Ended			June 2026 vs. March 2026 Variance		June 2026 vs. June 2025 Variance	
(In thousands)	June 30, 2026	March 31, 2026	June 30, 2025	$	%	$	%
Insurance commissions	**$ 2,991**	$ 2,128	$ 2,908	$ 863	40.6 %	$ 83	2.9 %
Gain from mortgage loans held for sale	**1,463**	1,226	1,575	237	19.3	(112)	(7.1)
Service charges on deposits	**1,243**	1,235	1,179	8	0.6	64	5.4
Wealth management	**1,191**	1,160	1,090	31	2.7	101	9.3
ATM debit card charges	**933**	906	905	27	3.0	28	3.1
Earnings on investment in bank-owned life insurance	**756**	737	627	19	2.6	129	20.6
Gain on assets held for sale	—	177	—	(177)	(100.0)	—	—
Gain on life insurance proceeds	—	174	31	(174)	(100.0)	(31)	(100.0)
Other	**245**	489	342	(244)	(49.9)	(97)	(28.4)
Net gains on sales or calls of investment securities	—	49	22	(49)	(100.0)	(22)	(100.0)
Net (losses) gain on equity securities	**(4)**	(7)	3	3	(42.9)	(7)	(233.3)
Total Noninterest Income	**$ 8,818**	$ 8,274	$ 8,682	$ 544	6.6 %	$ 136	1.6 %

Explanations for the more significant fluctuations by period and category are detailed below:

Three months ended June 30, 2026 compared to three months ended March 31, 2026

- The increase in insurance commissions was driven primarily by an increase in contingent commission income received during the three months ended June 30, 2026 related to 2025 performance, and, to a lesser extent, new business underwriting and timing of policy renewals
- The increase in gain from mortgage loans held for sale was driven primarily by seasonally higher loan origination volume in the current quarter
- The decrease in gain on assets held for sale was the result of the sale of a building in the prior quarter
- The decrease in gain on life insurance proceeds was the result of a death benefit received in the prior quarter
- The decrease in other was driven primarily by a gain on a loan participation in the prior quarter

Three months ended June 30, 2026 compared to three months ended June 30, 2025

- The increase in wealth management was driven primarily by assets under management growth due to new business generation and positive market impacts
- The increase in earnings on investment in bank-owned life insurance was driven primarily by the purchase of new policies in the fourth quarter of 2025
- The decrease in other was primarily attributable to lower credit card processing and letter of credit fees

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 5 of 14

Noninterest Expense

	Three Months Ended			June 2026 vs. March 2026 Variance		June 2026 vs. June 2025 Variance	
(In thousands)	**June 30, 2026**	**March 31, 2026**	**June 30, 2025**	**$**	**%**	**$**	**%**
Salaries and employee benefits	**$ 13,761**	$ 14,027	$ 13,693	$ (266)	(1.9)%	$ 68	0.5 %
Equipment	**2,552**	2,600	2,539	(48)	(1.8)	13	0.5
Net occupancy	**1,209**	1,533	1,277	(324)	(21.1)	(68)	(5.3)
Intangible assets amortization	**1,028**	1,056	1,141	(28)	(2.7)	(113)	(9.9)
Professional services	**736**	678	743	58	8.6	(7)	(0.9)
Other tax	**317**	577	220	(260)	(45.1)	97	44.1
FDIC and regulatory	**459**	442	435	17	3.8	24	5.5
Merger-related	**—**	—	1,943	—	—	(1,943)	(100.0)
Other	**3,063**	2,702	3,375	361	13.4	(312)	(9.2)
Total Noninterest Expense	**$ 23,125**	$ 23,615	$ 25,366	$ (490)	(2.1)%	$(2,241)	(8.8)%

Explanations for the more significant fluctuations by period and category are detailed below:

Three months ended June 30, 2026 compared to three months ended March 31, 2026

- The decrease in salaries and employee benefits was driven primarily by seasonal expenses related to incentive stock awards and ACNB's liability for unused vacation days in the prior quarter
- The decrease in net occupancy was driven primarily by seasonally higher snow removal charges and utility expenses in the prior quarter
- The decrease in other tax was driven primarily by earned income tax credits received in the current quarter as a result of community investment contributions
- The increase in other was driven primarily by the community investment contributions

Three months ended June 30, 2026 compared to three months ended June 30, 2025

- The decrease in intangible assets amortization was the result of normal attrition
- The increase in other tax was driven primarily by asset growth due to the Acquisition
- The decrease in other was driven primarily by the write-off of stale conversion related items in the prior year
- The decrease in merger-related was driven by the lack of Acquisition related expenses in the current period

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 6 of 14

Loans and Asset Quality

				Variance	
(In thousands)	June 30, 2026	March 31, 2026	June 30, 2025	June 2026 vs. March 2026	June 2026 vs. June 2025
Loans					
Commercial real estate	**$ 1,333,050**	$ 1,301,807	$ 1,254,733	$ 31,243	$ 78,317
Residential mortgage	**602,738**	602,305	594,889	433	7,849
Commercial and industrial	**217,151**	204,714	226,276	12,437	(9,125)
Home equity lines of credit	**122,164**	126,473	122,546	(4,309)	(382)
Real estate construction	**115,091**	106,128	135,023	8,963	(19,932)
Consumer	**10,105**	9,864	10,253	241	(148)
Gross loans	**2,400,299**	2,351,291	2,343,720	49,008	56,579
Unearned income	**(2,195)**	(2,046)	(1,904)	(149)	(291)
Total loans, net of unearned income	**$ 2,398,104**	$ 2,349,245	$ 2,341,816	$ 48,859	$ 56,288
Allowance for credit losses	**$ 24,006**	$ 23,615	$ 24,353	$ 391	$ (347)

June 30, 2026 compared to March 31, 2026

- The $48.9 million increase in total loans from March 31, 2026 was driven primarily by
  - Commercial real estate growth of $31.2 million, driven primarily by farmland ($31.1 million) and owner-occupied balances ($12.5 million), partially offset by a decline in non-owner occupied balances ($11.0 million)
  - Commercial and industrial growth of $12.4 million, driven primarily by three new relationships in the Lancaster and Berks regions
  - Real estate construction growth of $9.0 million, driven primarily by residential construction and the funding of commitments
- The allowance for credit losses was $24.0 million, an increase of $391 thousand driven primarily by loan growth
- Total non-performing loans to total loans, net of unearned income were 0.41% in both quarters

June 30, 2026 compared to June 30, 2025

- The increase in total loans of $56.3 million was driven primarily by commercial real estate growth of $78.3 million concentrated in farmland ($49.7 million), multi-family ($29.9 million) and owner-occupied balances ($18.0 million), partially offset by a decline in non-owner occupied balances ($21.2 million)
- The allowance for credit losses decreased by $347 thousand driven primarily by the paydown of loans with specific reserves
- Total non-performing loans to total loans, net of unearned income was 0.41% compared to 0.43%

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 7 of 14

Deposits

(In thousands)	June 30, 2026	March 31, 2026	June 30, 2025	Variance: June 2026 vs. March 2026	Variance: June 2026 vs. June 2025
Noninterest-bearing demand deposits	**$ 600,711**	$ 576,056	$ 568,301	$ 24,655	$ 32,410
Interest-bearing demand deposits	**636,551**	625,363	604,854	11,188	31,697
Money market	**481,015**	497,031	531,738	(16,016)	(50,723)
Savings	**336,504**	338,763	339,179	(2,259)	(2,675)
Total demand and savings	**2,054,781**	2,037,213	2,044,072	17,568	10,709
Time	**480,895**	488,559	480,469	(7,664)	426
Total deposits	**$ 2,535,676**	$ 2,525,772	$ 2,524,541	$ 9,904	$ 11,135

June 30, 2026 compared to March 31, 2026

- The increase in noninterest-bearing demand deposits was driven primarily by promotional incentives on commercial checking accounts
- The increase in interest-bearing demand deposits was driven primarily by an influx of seasonal deposits
- The decrease in money market balances was driven primarily by attrition of higher cost money market deposits from the Acquisition
- The decrease in time deposits was driven primarily by the pay down of $14.1 million of brokered deposits partially offset by growth in retail time deposits

June 30, 2026 compared to June 30, 2025

- The increase in noninterest-bearing demand deposits was driven primarily by promotional incentives on commercial checking accounts
- The increase in interest-bearing demand deposits was driven primarily by growth in commercial and retail balances and accounts due to new customer relationships acquired through promotional incentives
- The decrease in money market balances was driven primarily by attrition of higher cost money market deposits from the Acquisition

Borrowings

Total borrowings were $323.1 million at June 30, 2026, an increase of $43.9 million and $24.7 million compared to March 31, 2026 and June 30, 2025, respectively. The increases were to fund loan growth.

Stockholders' Equity

Total stockholders' equity was $423.3 million at June 30, 2026 compared to $425.5 million at March 31, 2026 and $395.2 million at June 30, 2025. The decrease at June 30, 2026 compared to March 31, 2026 was driven primarily by dividends paid of $9.3 million and common stock repurchases of $9.2 million, partially offset by net income of $15.2 million. The increase at June 30, 2026 compared to June 30, 2025 was driven primarily by growth in retained earnings and changes in unrealized losses in available for sale investment securities. Tangible book value[1] per share was $33.42, $32.99 and $29.30 at June 30, 2026, March 31, 2026 and June 30, 2025, respectively.

[1] Non-GAAP financial measure. Please refer to the calculation on the page titled "Non-GAAP Reconciliation" at the end of this document.

About ACNB Corporation ACNB Corporation, headquartered in Gettysburg, PA, is the independent $3.32 billion financial holding company for the wholly-owned subsidiaries of ACNB Bank, Gettysburg, PA, including its operating divisions Traditions Bank and Traditions Mortgage, and ACNB Insurance Services, Inc., Westminster, MD. Originally founded in 1857, ACNB Bank serves its marketplace with banking and wealth management services, including trust and retail brokerage, via a network of 33 community banking offices and two loan offices located in the Pennsylvania counties of Adams, Berks, Cumberland, Franklin, Lancaster and York, and the Maryland counties of Baltimore, Carroll and Frederick. ACNB Insurance Services, Inc. is a full-service insurance agency with licenses in 46 states. The agency offers a broad range of property, casualty, health, life and disability insurance serving personal and commercial clients through office locations in Westminster, MD and Gettysburg, PA. For more information regarding ACNB Corporation and its subsidiaries, please visit investor.acnb.com. # # # SAFE HARBOR AND FORWARD-LOOKING STATEMENTS - Should there be a material subsequent event prior to the filing of the Quarterly Report on Form 10-Q with the Securities and Exchange Commission, the financial information reported in this press release is subject to change to reflect the subsequent event. In addition to historical information, this press release may contain forward-looking statements. Examples of forward-looking statements include, but are not limited to, (a) projections or statements regarding future earnings, expenses, net interest income, other income, earnings or loss per share, asset mix and quality, growth prospects, capital structure, and other financial terms, (b) statements of plans and objectives of Management or the Board of Directors, and (c) statements of assumptions, such as economic conditions in the Corporation’s market areas. Such forward-looking statements can be identified by the use of forward-looking terminology such as “believes”, “expects”, “may”, “intends”, “will”, “should”, “anticipates”, or the negative of any of the foregoing or other variations thereon or comparable terminology, or by discussion of strategy. Forward-looking statements are subject to certain risks and uncertainties such as national, regional and local economic conditions, competitive factors, and regulatory limitations. Actual results may differ materially from those projected in the forward-looking statements. Such risks, uncertainties, and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: short-term and long-term effects of inflation and rising costs on the Corporation, customers and economy; banking instability caused by bank failures and financial uncertainty of various banks which may adversely impact the Corporation and its securities and loan values, deposit stability, capital adequacy, financial condition, operations, liquidity, and results of operations; effects of governmental and fiscal policies, as well as legislative and regulatory changes; effects of new laws and regulations (including laws and regulations concerning taxes, banking, securities and insurance) and their application with which the Corporation and its subsidiaries must comply; impacts of the capital and liquidity requirements of the Basel III standards; effects of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters; ineffectiveness of the business strategy due to changes in current or future market conditions; future actions or inactions of the United States government, including the effects of short-term and long-term federal budget and tax negotiations and a failure to increase the government debt limit or a prolonged shutdown of the federal government; effects of economic conditions particularly with regard to the negative impact of any pandemic, epidemic or health-related crisis and the responses thereto on the operations of the Corporation and current customers, specifically the effect of the economy on loan customers’ ability to repay loans; effects of competition, and of changes in laws and regulations on competition, including industry consolidation and development of competing financial products and services; inflation, securities market and monetary fluctuations; risks of changes in interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities, and interest rate protection agreements, as well as interest rate risks; difficulties in acquisitions and integrating and operating acquired business operations, including information technology difficulties; challenges in establishing and maintaining operations in new markets; effects of technology changes; effects of general economic conditions and more specifically in the Corporation’s market areas; failure of assumptions underlying the establishment of reserves for credit losses and estimations of values of collateral and various financial assets and liabilities; acts of war or terrorism or geopolitical instability; disruption of credit and equity markets; ability to manage current levels of impaired assets; loss of certain key officers; ability to maintain the value and image of the Corporation’s brand and protect the Corporation’s intellectual property rights; continued relationships with major customers; and, potential impacts to the Corporation from continually evolving cybersecurity and other technological risks and attacks, including additional costs, reputational damage, regulatory penalties, and financial losses. Management considers subsequent events occurring after the balance sheet date for matters which may require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of the Corporation's consolidated financial statements when filed with the SEC. Accordingly, the financial information in this announcement is subject to change. We caution readers not to place undue reliance on these forward-looking statements. They only reflect Management’s analysis as of this date. The Corporation does not revise or update these forward-looking statements to reflect events or changed circumstances. Please carefully review the risk factors described in other documents the Corporation files from time to time with the SEC, including the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. Please also carefully review any Current Reports on Form 8-K filed by the Corporation with the SEC. ACNB #2026-10 July 23, 2026 ACNB Corporation Press Release/2026 Second Quarter Financial Results July 23, 2026 Page 8 of 14

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 9 of 14

ACNB Corporation Financial Highlights
Selected Financial Data by Respective Quarter End
(Unaudited)

(Dollars in thousands, except per share data)	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
BALANCE SHEET DATA					
Total assets	**$ 3,318,863**	$ 3,269,864	$ 3,228,126	$ 3,250,838	$ 3,259,528
Investment securities	**529,774**	535,760	531,131	526,570	520,758
Total loans, net of unearned income	**2,398,104**	2,349,245	2,330,514	2,336,605	2,341,816
Allowance for credit losses	**(24,006)**	(23,615)	(23,672)	(23,660)	(24,353)
Deposits	**2,535,676**	2,525,772	2,450,185	2,465,896	2,524,541
Allowance for unfunded commitments	**1,711**	1,818	1,831	1,384	1,529
Borrowings	**323,143**	279,215	320,116	335,833	298,395
Stockholders' equity	**423,279**	425,476	419,974	408,642	395,151
INCOME STATEMENT DATA					
Interest and dividend income	**$ 43,685**	$ 42,232	$ 42,856	$ 42,490	$ 41,576
Interest expense	**9,683**	9,717	10,005	10,353	10,564
Net interest income	**34,002**	32,515	32,851	32,137	31,012
Provision for (reversal of) credit losses	**554**	(76)	106	(584)	(228)
(Reversal of) provision for unfunded commitments	**(107)**	(13)	447	(145)	(354)
Net interest income after provision for (reversal of) credit losses and unfunded commitments	**33,555**	32,604	32,298	32,866	31,594
Noninterest income	**8,818**	8,274	4,332	8,411	8,682
Noninterest expenses	**23,125**	23,615	23,453	22,361	25,366
Income before income taxes	**19,248**	17,263	13,177	18,916	14,910
Income tax expense	**4,034**	3,560	2,372	4,046	3,262
Net income	**$ 15,214**	$ 13,703	$ 10,805	$ 14,870	$ 11,648
PROFITABILITY RATIOS					
Total loans, net of unearned income to deposits	**94.57 %**	93.01 %	95.12 %	94.76 %	92.76 %
Return on average assets (annualized)	**1.85**	1.71	1.30	1.80	1.43
Return on average equity (annualized)	**14.54**	12.97	10.31	14.66	11.96
Efficiency ratio[1]	**51.60**	55.84	53.39	51.96	56.21
FTE Net interest margin	**4.56**	4.46	4.36	4.27	4.21
Yield on average earning assets	**5.86**	5.78	5.69	5.64	5.64
Yield on investment securities	**3.68**	3.66	3.17	3.03	2.95
Yield on total loans	**6.40**	6.35	6.33	6.29	6.29
Cost of funds	**1.38**	1.41	1.40	1.45	1.50
PER SHARE DATA					
Diluted earnings per share	**$ 1.49**	$ 1.32	$ 1.04	$ 1.42	$ 1.11
Cash dividends paid per share	**0.92**	0.38	0.38	0.34	0.34
Tangible book value per share[1]	**33.42**	32.99	32.22	30.87	29.30
CAPITAL RATIOS[2]					
Tier 1 leverage ratio	**11.55 %**	11.74 %	11.40 %	11.22 %	10.97 %
Common equity tier 1 ratio	**14.49**	14.92	14.74	14.45	13.96
Tier 1 risk based capital ratio	**14.71**	15.14	14.96	14.67	14.17
Total risk based capital ratio	**16.25**	16.73	16.54	16.22	15.75
CREDIT QUALITY					
Net charge-offs (recoveries) to average loans outstanding (annualized)	**0.03 %**	(0.00)%	0.02 %	0.02 %	0.01 %
Total non-performing loans to total loans, net of unearned income[3]	**0.41**	0.41	0.46	0.43	0.43
Total non-performing assets to total assets[4]	**0.31**	0.29	0.33	0.31	0.31
Allowance for credit losses to total loans, net of unearned income	**1.00**	1.01	1.02	1.01	1.04

[1] Non-GAAP financial measure. Please refer to the calculation on the page titled "Non-GAAP Reconciliation" at the end of this document.

[2] Regulatory capital ratios as of June 30, 2026 are preliminary.

[3] Non-performing loans consists of loans on nonaccrual status and loans greater than 90 days past due and still accruing interest.

[4] Non-performing assets consists of non-performing loans and foreclosed assets held for resale.

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 10 of 14

Consolidated Statements of Condition
(Unaudited)

(Dollars in thousands, except per share data)	June 30, 2026	March 31, 2026	June 30, 2025
ASSETS			
Cash and due from banks	$ **27,995**	$ 25,649	$ 32,834
Interest-bearing deposits with banks	**53,840**	67,986	70,275
Total Cash and Cash Equivalents	**81,835**	93,635	103,109
Equity securities with readily determinable fair values	**938**	942	936
Investment securities available for sale, at estimated fair value	**466,216**	471,659	455,317
Investment securities held to maturity, at amortized cost (fair value $56,576, $56,248 and $56,420)	**62,620**	63,159	64,505
Loans held for sale	**33,528**	15,155	16,455
Total loans, net of unearned income	**2,398,104**	2,349,245	2,341,816
Less: Allowance for credit losses	**(24,006)**	(23,615)	(24,353)
Loans, net	**2,374,098**	2,325,630	2,317,463
Premises and equipment, net	**27,982**	30,373	31,581
Right of use asset	**3,920**	4,053	4,657
Restricted investment in bank stocks	**14,290**	12,574	13,533
Investment in bank-owned life insurance	**106,423**	105,667	96,104
Investments in low-income housing partnerships	**689**	720	814
Goodwill	**64,449**	64,449	64,449
Intangible assets, net	**20,351**	21,379	24,694
Assets held for sale	**2,346**	—	—
Other assets	**59,178**	60,469	65,911
Total Assets	$ **3,318,863**	$ 3,269,864	$ 3,259,528
LIABILITIES AND STOCKHOLDERS' EQUITY			
Deposits:			
Noninterest-bearing	$ **600,711**	$ 576,056	$ 568,301
Interest-bearing	**1,934,965**	1,949,716	1,956,240
Total Deposits	**2,535,676**	2,525,772	2,524,541
Short-term borrowings	**108,259**	63,828	43,041
Long-term borrowings	**214,884**	215,387	255,354
Lease liability	**4,218**	4,352	4,946
Allowance for unfunded commitments	**1,711**	1,818	1,529
Other liabilities	**30,836**	33,231	34,966
Total Liabilities	**2,895,584**	2,844,388	2,864,377
Stockholders' Equity:			
Preferred Stock, $2.50 par value, 20,000,000 shares authorized; no shares outstanding at June 30, 2026, March 31, 2026 and June 30, 2025	**—**	—	—
Common stock, $2.50 par value, 40,000,000, 20,000,000, and 20,000,000 shares authorized; 11,079,210, 11,068,063, and 11,017,121 shares issued; 10,169,930, 10,338,190, and 10,478,149 shares outstanding at June 30, 2026, March 31, 2026 and June 30, 2025, respectively	**27,692**	27,664	27,539
Treasury stock, at cost, 909,280, 729,873, and 538,972 at June 30, 2026, March 31, 2026, and June 30, 2025, respectively	**(35,114)**	(25,927)	(17,167)
Additional paid-in capital	**181,107**	180,132	178,553
Retained earnings	**272,965**	267,066	239,077
Accumulated other comprehensive loss	**(23,371)**	(23,459)	(32,851)
Total Stockholders' Equity	**423,279**	425,476	395,151
Total Liabilities and Stockholders' Equity	$ **3,318,863**	$ 3,269,864	$ 3,259,528

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 11 of 14

Consolidated Income Statements
(Unaudited)

(Dollars in thousands, except per share data)	Three Months Ended June 30, 2026	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
INTEREST AND DIVIDEND INCOME				
Loans, including fees:				
Taxable	**$ 37,883**	$ 36,555	**$ 74,185**	$ 68,231
Tax-exempt	**349**	317	**687**	609
Investment securities:				
Taxable	**4,343**	3,283	**8,584**	6,185
Tax-exempt	**320**	283	**634**	571
Dividends	**266**	307	**600**	647
Other	**524**	831	**1,227**	1,623
Total Interest and Dividend Income	**43,685**	41,576	**85,917**	77,866
INTEREST EXPENSE				
Deposits	**6,614**	7,284	**13,001**	13,280
Short-term borrowings	**552**	341	**1,115**	635
Long-term borrowings	**2,517**	2,939	**5,284**	5,849
Total Interest Expense	**9,683**	10,564	**19,400**	19,764
Net Interest Income	**34,002**	31,012	**66,517**	58,102
Provision for (reversal of) credit losses	**554**	(228)	**478**	5,740
Reversal of provision for unfunded commitments	**(107)**	(354)	**(120)**	(834)
Net Interest Income after Provision for (Reversal of) Credit Losses and Unfunded Commitments	**33,555**	31,594	**66,159**	53,196
NONINTEREST INCOME				
Insurance commissions	**2,991**	2,908	**5,119**	5,055
Gain from mortgage loans held for sale	**1,463**	1,575	**2,689**	2,430
Service charges on deposits	**1,243**	1,179	**2,478**	2,273
Wealth management	**1,191**	1,090	**2,351**	2,150
ATM debit card charges	**933**	905	**1,839**	1,736
Earnings on investment in bank-owned life insurance	**756**	627	**1,493**	1,207
Gain on assets held for sale	**—**	—	**177**	—
Gain on life insurance proceeds	**—**	31	**174**	285
Other	**245**	342	**734**	691
Net gains on sales or calls of investment securities	**—**	22	**49**	22
Net (losses) gains on equity securities	**(4)**	3	**(11)**	17
Total Noninterest Income	**8,818**	8,682	**17,092**	15,866
NONINTEREST EXPENSES				
Salaries and employee benefits	**13,761**	13,693	**27,788**	26,554
Equipment	**2,552**	2,539	**5,152**	4,819
Net occupancy	**1,209**	1,277	**2,742**	2,719
Intangible assets amortization	**1,028**	1,141	**2,084**	1,998
Professional services	**736**	743	**1,414**	1,320
Other tax	**317**	220	**894**	747
FDIC and regulatory	**459**	435	**901**	836
Merger-related	**—**	1,943	**—**	9,974
Other	**3,063**	3,375	**5,765**	5,734
Total Noninterest Expenses	**23,125**	25,366	**46,740**	54,701
Income Before Income Taxes	**19,248**	14,910	**36,511**	14,361
Income tax expense	**4,034**	3,262	**7,594**	2,985
Net Income	**$ 15,214**	$ 11,648	**$ 28,917**	$ 11,376
PER SHARE DATA				
Basic earnings	**$ 1.50**	$ 1.11	**$ 2.82**	$ 1.12
Diluted earnings	**$ 1.49**	$ 1.11	**$ 2.81**	$ 1.12
Weighted average shares basic	**10,170,860**	10,451,469	**10,259,205**	10,130,666
Weighted average shares diluted	**10,212,225**	10,487,519	**10,288,802**	10,157,331

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 12 of 14

Average Balances, Income and Expenses, Yields and Rates

	Three Months Ended June 30, 2026			Three Months Ended March 31, 2026			Three Months Ended December 31, 2025			Three Months Ended September 30, 2025			Three Months Ended June 30, 2025		
(Dollars in thousands)	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate	Average Balance	Interest[1]	Yield/ Rate
ASSETS															
Loans:															
Taxable	$2,345,905	$ 37,883	6.48 %	$2,290,463	$ 36,302	6.43 %	$2,305,296	$ 37,293	6.42 %	$2,298,054	$ 36,961	6.38 %	$2,296,429	$ 36,555	6.38 %
Tax-exempt	55,382	442	3.20	56,344	428	3.08	58,740	434	2.93	58,587	410	2.78	58,903	401	2.73
Total Loans[2]	2,401,287	38,325	6.40	2,346,807	36,730	6.35	2,364,036	37,727	6.33	2,356,641	37,371	6.29	2,355,332	36,956	6.29
Investment Securities:															
Taxable	490,321	4,609	3.77	494,221	4,575	3.75	480,987	3,900	3.22	485,309	3,762	3.08	482,933	3,590	2.98
Tax-exempt	55,946	405	2.90	56,036	397	2.87	54,518	376	2.74	53,165	356	2.66	54,261	358	2.65
Total Investments[3]	546,267	5,014	3.68	550,257	4,972	3.66	535,505	4,276	3.17	538,474	4,118	3.03	537,194	3,948	2.95
Interest-bearing deposits with banks	56,171	524	3.74	76,769	703	3.71	101,846	1,023	3.99	103,290	1,162	4.46	77,348	831	4.31
Total Earning Assets	3,003,725	43,863	5.86	2,973,833	42,405	5.78	3,001,387	43,026	5.69	2,998,405	42,651	5.64	2,969,874	41,735	5.64
Cash and due from banks	25,827			24,482			25,686			26,709			25,610		
Premises and equipment	28,757			30,611			31,297			31,514			32,019		
Other assets	254,925			249,769			250,508			245,899			255,624		
Allowance for credit losses	(23,560)			(23,682)			(23,646)			(24,312)			(24,615)		
Total Assets	$3,289,674			$3,255,013			$3,285,232			$3,278,215			$3,258,512		
LIABILITIES															
Interest-bearing demand deposits	$ 650,258	$ 595	0.37 %	$ 616,311	$ 460	0.30 %	$ 633,593	$ 545	0.34 %	$ 616,565	$ 570	0.37 %	$ 612,812	$ 514	0.34 %
Money markets	489,449	2,266	1.86	489,957	2,227	1.84	491,932	2,322	1.87	510,655	2,530	1.97	536,755	2,706	2.02
Savings deposits	335,451	26	0.03	335,398	26	0.03	331,309	27	0.03	335,083	26	0.03	342,327	27	0.03
Time deposits	476,319	3,727	3.14	472,621	3,674	3.15	454,083	3,653	3.19	454,625	3,746	3.27	473,589	4,037	3.42
Total Interest-Bearing Deposits	1,951,477	6,614	1.36	1,914,287	6,387	1.35	1,910,917	6,547	1.36	1,916,928	6,872	1.42	1,965,483	7,284	1.49
Short-term borrowings	73,266	552	3.02	74,562	563	3.06	69,326	491	2.81	70,389	513	2.89	44,515	341	3.07
Long-term borrowings	215,038	2,517	4.69	243,880	2,767	4.60	255,369	2,967	4.61	255,358	2,968	4.61	255,347	2,939	4.62
Total Borrowings	288,304	3,069	4.27	318,442	3,330	4.24	324,695	3,458	4.23	325,747	3,481	4.24	299,862	3,280	4.39
Total Interest-Bearing Liabilities	2,239,781	9,683	1.73	2,232,729	9,717	1.77	2,235,612	10,005	1.78	2,242,675	10,353	1.83	2,265,345	10,564	1.87
Noninterest-bearing demand deposits	583,453			554,591			592,956			593,800			563,321		
Other liabilities	46,848			39,174			40,963			39,397			39,271		
Stockholders' Equity	419,592			428,519			415,701			402,343			390,575		
Total Liabilities and Stockholders' Equity	$3,289,674			$3,255,013			$3,285,232			$3,278,215			$3,258,512		
Taxable Equivalent Net Interest Income		34,180			32,688			33,021			32,298			31,171	
Taxable Equivalent Adjustment		(178)			(173)			(170)			(161)			(159)	
Net Interest Income		$ 34,002			$ 32,515			$ 32,851			$ 32,137			$ 31,012	
Cost of Funds			1.38%			1.41 %			1.40 %			1.45 %			1.50%
FTE Net Interest Margin			4.56%			4.46 %			4.36 %			4.27 %			4.21%

[1] Income on interest-earning assets has been computed on a fully taxable equivalent (FTE) basis using the 21% federal income tax statutory rate.
[2] Average balances include non-accrual loans and are net of unearned income.
[3] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 13 of 14

Average Balances, Income and Expenses, Yields and Rates

(Dollars in thousands)	Six Months Ended June 30, 2026 Average Balance	Interest[1]	Yield/ Rate	Six Months Ended June 30, 2025 Average Balance	Interest[1]	Yield/ Rate
ASSETS						
Loans:						
Taxable	$ 2,318,337	$ 74,185	6.45 %	$ 2,188,852	$ 68,231	6.29 %
Tax-exempt	55,860	870	3.14	58,438	771	2.66
Total Loans[2]	2,374,197	75,055	6.37	2,247,290	69,002	6.19
Investment Securities:						
Taxable	492,260	9,184	3.76	465,556	6,832	2.96
Tax-exempt	55,991	803	2.89	54,459	723	2.68
Total Investments[3]	548,251	9,987	3.67	520,015	7,555	2.93
Interest-bearing deposits with banks	66,413	1,227	3.73	75,276	1,623	4.35
Total Earning Assets	2,988,861	86,269	5.82	2,842,581	78,180	5.55
Cash and due from banks	25,158			23,120		
Premises and equipment	29,679			30,967		
Other assets	252,362			240,235		
Allowance for credit losses	(23,621)			(22,290)		
Total Assets	$ 3,272,439			$ 3,114,613		
LIABILITIES						
Interest-bearing demand deposits	$ 633,426	$ 1,055	0.34 %	$ 593,185	$ 1,038	0.35 %
Money markets	489,702	4,493	1.85	492,273	4,690	1.92
Savings deposits	335,425	52	0.03	336,746	54	0.03
Time deposits	474,480	7,401	3.15	442,343	7,498	3.42
Total Interest-Bearing Deposits	1,933,033	13,001	1.36	1,864,547	13,280	1.44
Short-term borrowings	73,910	1,115	3.04	41,634	635	3.08
Long-term borrowings	229,379	5,284	4.65	256,447	5,849	4.60
Total Borrowings	303,289	6,399	4.25	298,081	6,484	4.39
Total Interest-Bearing Liabilities	2,236,322	19,400	1.75	2,162,628	19,764	1.84
Noninterest-bearing demand deposits	569,102			538,282		
Other liabilities	42,984			38,109		
Stockholders' Equity	424,031			375,594		
Total Liabilities and Stockholders' Equity	$ 3,272,439			$ 3,114,613		
Taxable Equivalent Net Interest Income		66,869			58,416	
Taxable Equivalent Adjustment		(352)			(314)	
Net Interest Income		$ 66,517			$ 58,102	
Cost of Funds			1.39 %			1.48 %
FTE Net Interest Margin			4.51 %			4.14 %

[1] Income on interest-earning assets has been computed on a fully taxable equivalent basis (FTE) using the 21% federal income tax statutory rate.
[2] Average balances include non-accrual loans and are net of unearned income.
[3] Average balances of investment securities is computed at fair value.

ACNB Corporation
Press Release/2026 Second Quarter Financial Results
July 23, 2026
Page 14 of 14

Non-GAAP Reconciliation

Note: *The Corporation has presented the following non-GAAP financial measures because it believes that these measures provide useful and comparative information to assess trends in the Corporation's results of operations and financial condition. These non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Corporation's industry. Investors should recognize that the Corporation's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other corporations. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures, and the Corporation strongly encourages a review of its condensed consolidated financial statements in their entirety.*

	Three Months Ended				
(Dollars in thousands, except per share data)	**June 30, 2026**	**March 31, 2026**	**December 31, 2025**	**September 30, 2025**	**June 30, 2025**
Tangible book value per share					
Stockholders' equity	**$ 423,279**	$ 425,476	$ 419,974	$ 408,642	$ 395,151
Less: Goodwill and intangible assets	**(84,800)**	(85,828)	(86,884)	(88,014)	(89,143)
Tangible common stockholders' equity (numerator)	**$ 338,479**	$ 339,648	$ 333,090	$ 320,628	$ 306,008
Shares outstanding, less unvested shares, end of period (denominator)	**10,128,565**	10,296,825	10,337,757	10,387,135	10,442,269
Tangible book value per share	**$ 33.42**	$ 32.99	$ 32.22	$ 30.87	$ 29.30
Tangible common equity to tangible assets (TCE/TA Ratio)					
Tangible common stockholders' equity (numerator)	**$ 338,479**	$ 339,648	$ 333,090	$ 320,628	$ 306,008
Total assets	**$ 3,318,863**	$ 3,269,864	$ 3,228,126	$ 3,250,838	$ 3,259,528
Less: Goodwill and intangible assets	**(84,800)**	(85,828)	(86,884)	(88,014)	(89,143)
Total tangible assets (denominator)	**$ 3,234,063**	$ 3,184,036	$ 3,141,242	$ 3,162,824	$ 3,170,385
Tangible common equity to tangible assets	**10.47 %**	10.67 %	10.60 %	10.14 %	9.65 %
Efficiency Ratio					
Noninterest expense	**$ 23,125**	$ 23,615	$ 23,453	$ 22,361	$ 25,366
Less: Intangible amortization	**1,028**	1,056	1,130	1,129	1,141
Less: Merger-related expense	**—**	—	575	169	1,943
Noninterest expense (numerator)	**$ 22,097**	$ 22,559	$ 21,748	$ 21,063	$ 22,282
Net interest income	**$ 34,002**	$ 32,515	$ 32,851	$ 32,137	$ 31,012
Plus: Total noninterest income	**8,818**	8,274	4,332	8,411	8,682
Less: Gain on assets held for sale	**—**	177	—	—	—
Less: Gain on life insurance proceeds	**—**	174	—	—	31
Less: Net gains (losses) on sales or calls of securities	**—**	49	(3,557)	—	22
Less: Net (losses) gains on equity securities	**(4)**	(7)	4	9	3
Total revenue (denominator)	**$ 42,824**	$ 40,396	$ 40,736	$ 40,539	$ 39,638
Efficiency ratio	**51.60 %**	55.84 %	53.39 %	51.96 %	56.21 %